Exhibit 21

Subsidiaries

Name	Jurisdiction of Organization	Nature of Equity Interests
ACQUIPORT INT'L PARKWAY L.P.	DE	Limited Partnership
ACQUIPORT INT'L PARKWAY MANAGER LLC	DE	Limited Liability Company
FEDERAL SOUTHFIELD LIMITED PARTNERSHIP	DE	Limited Partnership
LEX 45th STREET GP LLC	DE	Limited Liability Company
LEX 45th STREET L.P.	DE	Limited Partnership
LEX ALBANY L.P.	DE	Limited Partnership
LEX ALBANY GP LLC	DE	Limited Liability Company
LEX NYC HOTEL GP LLC	DE	Limited Liability Company
LEX NYC MEZZ LLC	DE	Limited Liability Company
LEX PHOENIX GP LLC	DE	Limited Liability Company
LEX PHOENIX L.P.	DE	Limited Partnership
LEX STONE STREET L.P.	DE	Limited Partnership
LEX TIMES SQUARE L.P.	DE	Limited Partnership
LEX TRIBECA L.P.	DE	Limited Partnership
LEX VINELAND GP LLC	DE	Limited Liability Company
LEX VINELAND L.P.	DE	Limited Partnership
LEXINGTON AMERICAN WAY LLC	DE	Limited Liability Company
LEXINGTON BOCA LLC	FL	Limited Liability Company
LEXINGTON BOCA MANAGER LLC	DE	Limited Liability Company
LEXINGTON BRISTOL L.P.	DE	Limited Partnership
LEXINGTON BRISTOL GP LLC	DE	Limited Liability Company
LEXINGTON CENTENNIAL LLC	DE	Limited Liability Company
LEXINGTON CENTENNIAL MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHARLESTON L.P.	DE	Limited Partnership
LEXINGTON CHARLESTON MANAGER LLC	DE	Limited Liability Company
LEXINGTON CHICAGO LENDER LLC	DE	Limited Liability Company
LEXINGTON CLIVE II LLC	DE	Limited Liability Company
LEXINGTON CLIVE MANAGER LLC	DE	Limited Liability Company
LEXINGTON COLLIERVILLE L.P.	DE	Limited Partnership
LEXINGTON COLLIERVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON DUBUQUE LLC	DE	Limited Liability Company
LEXINGTON DUBUQUE MANAGER INC.	DE	Corporation
LEXINGTON DULLES LLC	DE	Limited Liability Company
LEXINGTON DULLES MANAGER LLC	DE	Limited Liability Company
LEXINGTON FLORENCE LLC	DE	Limited Liability Company
LEXINGTON FLORENCE MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT MILL II LLC	DE	Limited Liability Company
LEXINGTON FORT MILL II MANAGER LLC	DE	Limited Liability Company
LEXINGTON FORT MILL LLC	DE	Limited Liability Company
LEXINGTON FORT MILL MANAGER LLC	DE	Limited Liability Company

Name	Jurisdiction of Organization	Nature of Equity Interests
LEXINGTON FOXBORO II LLC	DE	Limited Liability Company
LEXINGTON FOXBORO MANAGER II LLC	DE	Limited Liability Company
LEXINGTON HIGH POINT LLC	DE	Limited Liability Company
LEXINGTON HIGH POINT MANAGER LLC	DE	Limited Liability Company
LEXINGTON HONOLULU L.P.	DE	Limited Partnership
LEXINGTON HONOLULU MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAKE FOREST MANAGER LLC	DE	Limited Liability Company
LEXINGTON LAKE FOREST L.P.	DE	Limited Partnership
LEXINGTON LOS ANGELES L.P.	DE	Limited Partnership
LEXINGTON LOS ANGELES MANAGER LLC	DE	Limited Liability Company
LEXINGTON LOUISVILLE L.P.	DE	Limited Partnership
LEXINGTON LOUISVILLE MANAGER LLC	DE	Limited Liability Company
LEXINGTON MARSHALL LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS GP LLC	DE	Limited Liability Company
LEXINGTON MARSHALL MS L.P.	DE	Limited Partnership
LEXINGTON MOODY L.P.	DE	Limited Partnership
LEXINGTON MOODY LLC	DE	Limited Liability Company
LEXINGTON MORTGAGE TRUSTEE LLC	DE	Limited Liability Company
LEXINGTON OC LLC	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH LLC	DE	Limited Liability Company
LEXINGTON OLIVE BRANCH MANAGER LLC	DE	Limited Liability Company
LEXINGTON OVERLAND PARK LLC	DE	Limited Liability Company
LEXINGTON OVERLAND PARK MANAGER LLC	DE	Limited Liability Company
LEXINGTON PALM BEACH LLC	DE	Limited Liability Company
LEXINGTON SHELBY L.P.	DE	Limited Partnership
LEXINGTON SHELBY GP LLC	DE	Limited Liability Company
LEXINGTON SKY HARBOR LLC	DE	Limited Liability Company
LEXINGTON SOUTHFIELD LLC	DE	Limited Liability Company
LEXINGTON TAMPA L.P.	DE	Limited Partnership
LEXINGTON TAMPA GP LLC	DE	Limited Liability Company
LEXINGTON TNI WESTLAKE L.P.	DE	Limited Partnership
LEXINGTON TNI WESTLAKE MANAGER LLC	DE	Limited Liability Company
LEXINGTON TOY TRUSTEE LLC	DE	Limited Liability Company
LEXINGTON TOY TULSA L.P.	DE	Limited Partnership
LEXINGTON WALLINGFORD LLC	DE	Limited Liability Company
LEXINGTON WALLINGFORD MANAGER LLC	DE	Limited Liability Company
PHOENIX HOTEL ASSOCIATES LIMITED PARTNERSHIP	DE	Limited Partnership
UNION HILLS ASSOCIATES	AZ	General Partnership
UNION HILLS ASSOCIATES II	AZ	General Partnership